UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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CALIFORNIA MICRO DEVICES CORPORATION
(Name of Registrant as Specified in Its Charter)

DIALECTIC CAPITAL MANAGEMENT, LLC
DIALECTIC CAPITAL PARTNERS, LP
DIALECTIC OFFSHORE, LTD.
DIALECTIC ANTITHESIS PARTNERS, LP
DIALECTIC ANTITHESIS OFFSHORE, LTD.
JOHN FICHTHORN
LUKE FICHTHORN
BRYANT RILEY
J. MICHAEL GULLARD
KENNETH POTASHNER

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On July 30, 2009, Dialectic Capital Management, LLC (“Dialectic Capital”), together with the other participants named herein, made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying GOLD proxy card to be used to solicit votes for the election of its slate of nominees as directors at the 2009 annual meeting of stockholders of California Micro Devices Corporation.

Item 1:  On September 1, 2009, Dialectic Capital presented the following Slide Presentation to RiskMetrics Group:

di•a•lec•tic /dīəlektik/ *n.* The art or practice of arriving at the truth by the exchange of logical arguments.

Investor Presentation

California Micro Devices

Nasdaq: CAMD

email: proxyvote@dialecticcapital.com

Agenda

I. THE NEED FOR CHANGE

- BACKGROUND OF THE ELECTION CONTEST
- FIVE YEARS OF VALUE DESTRUCTION AND UNDERPERFORMANCE
- NO CLEAR STRATEGIC DIRECTION

II. DEFICIENCIES OF THE EXISTING BOARD

- MISALIGNED INTERESTS HAVE LED TO THE PURSUIT OF SHORT-SIGHTED OPERATING STRATEGIES
- THE BOARD IS NOT HOLDING MANAGEMENT ACCOUNTABLE
- THE BOARD IS NOT ACTING IN SHAREHOLDERS' BEST INTERESTS
- CURRENT BOARD COMPOSITION IS INADEQUATE TO ADDRESS CMD's CHALLENGES

III. DCM's ALTERNATE SLATE OF DIRECTORS

- ALTERNATE DIRECTORS' EXPERIENCE IS HIGHLY RELEVANT TO CMD's CHALLENGES
- DCM'S OBJECTIVES

1

Dialectic Capital Management

BACKGROUND OF THE ELECTION CONTEST

- **California Micro Devices ("CMD") is a fabless supplier of protection components used primarily in handsets and other consumer devices to guard against electrostatic discharge and electromagnetic interference**
  - Commoditized products with dozens of global suppliers and average selling prices typically below 3 cents
- **Between December 2001 and May 2004, CMD completed four private placements that resulted in the build up of a significant amount of shareholder cash**
- **From mid-2003 to mid-2004, CMD benefited from a convergence of factors that led to a short-lived spike in market value**
  - Adoption of the company's chip scale packed (CSP) products across multiple platforms and customers
  - Sales of legacy products and end-of-life shipments of discontinued parts boosted gross and EBITDA margins
  - Global growth in demand for handsets
- **In 2005, Management and the Board failed to identify the rapid shift away from the company's CSP products due to cost and reliability issues**
- **In 2006, CMD experienced a steady decline in its handset protection business due to market share losses of its largest customer (Motorola)**
- **Management, under the oversight of the Board, then indecisively embarked on several ill-fated projects that have adversely impacted shareholder value, including:**
  - Acquiring Arques Technology in FY 2007 for $8.4MM and effectively shutting the business down in under 24 months, recouping approximately $1MM from the discontinued operation
  - Investing significant resources in the development of a CMOS-based product for serial display controller and effectively shutting down its development in under 36 months
- **Dialectic is very concerned that the current Board and Management will pursue another unsuccessful acquisition with shareholder cash**

2

Dialectic Capital Management

BACKGROUND OF THE ELECTION CONTEST: CMD TODAY

- Worst performer in its peer group across all key metrics
- Quarterly revenues are at 2002 levels
- A significant portion of the company's cash flow since 2004 has been generated from interest income earned on existing cash balances
- 70% of the company's market value is composed of cash, implying that investors have little faith in Management's and the Board's ability to create value and grow earnings
  - Almost zero value assigned to operations
  - CMD stock was trading below cash at the time of our first open letter to the Board
- CMD has failed to execute on all of its identified growth opportunities in spite of having significantly increased R&D spending
- The company has come in below the midpoint of its initial guidance in 5 of the last 8 quarters and revised guidance down 3 times in the past 2 years
- Analysts are projecting that the company will continue to lose money through at least 2011 and that revenues will remain at 2002 levels for the foreseeable future
- The majority of sell-side analysts are recommending against buying the company's stock due to the lack of a strategic plan and doubts about Management's ability to return the company to profitability

"We are increasingly skeptical there is a long-term growth plan in place for CAMD as we believe it is experiencing revenue declines in its core ESD product line and HB LED is not a strong enough offset."

--Needham & Co. Equity Research – August 6 2009

"We believe there are still risks of inability to reach break-even/positive earnings and continuing cash burn…We think Management's ability to reach positive cash flow in 3Q10 and positive earnings by 4Q10 remain to be seen"

--Gabelli & Co. Global Equity Research – August 7 2009

3

Dialectic Capital Management

BACKGROUND OF THE ELECTION CONTEST

- Dialectic Capital Management ("DCM") has been a shareholder of CMD since 2006. DCM is currently CMD's second largest shareholder with 2,025,011 shares, or an 8.8% interest
  - In contrast, the Board and Management directly own only 88,000 shares, or 0.4%
- DCM has sent several open letters urging the Board to return capital to shareholders in light of the company's inability to deploy shareholder capital at an attractive ROI
  - Buyback authorized by the Board has accomplished little more than offset dilution from stock options
- DCM has made repeated attempts to work cooperatively with the incumbents to achieve its objective of increasing shareholder value
- The Board has failed to seriously address DCM's concerns
- DCM is engaging in this election contest as a last resort
- DCM has nominated 3 highly qualified directors to:
  - Review all strategic alternatives with one mandate: MAXIMIZE SHAREHOLDER VALUE
  - Return a sense of accountability and urgency to the Boardroom
  - Bring a fresh perspective and financial/operational expertise
  - Ensure that shareholder interests are properly represented

4

Dialectic Capital Management

FIVE YEARS OF VALUE DESTRUCTION

7% Annual Erosion in Revenues

- LOWEST ANNUAL REVENUE IN 6 YEARS
- MANAGEMENT BLAMES THE RECESSION BUT REVENUE DECLINES BEGAN IN 2006 AND HAVE CONTINUED UNINTERRUPTED
- JUNE QUARTER REVENUES INCREASED ONLY 2% SEQUENTIALLY VS. 17% FOR THE SEMI INDUSTRY

15%
10%
5%
0%
-5%
-10%
-15%
-20%
FY 05
FY 06
FY 07
FY 08
FY 09

1.3% Annual Erosion in EBITDA Margin

- LOWEST EBITDA MARGIN IN 6 YEARS
- MARGIN PRESSURE BEGAN WELL BEFORE THE START OF THE RECESSION

15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
FY '05
FY '06
FY '07
FY '08
FY '09
Q1 '10

5

Dialectic Capital Management

FIVE YEARS OF VALUE DESTRUCTION

Growing Pro Forma Net Losses

- DRIVEN BY:
  - DECLINING REVENUES
  - DECLINING GROSS MARGINS
  - R&D SPENDING ON NOW-DEFUNCT PROJECTS
  - BLOATED OVERHEAD

$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
($15,000)
($20,000)
FY'05
FY'06
FY'07
FY'08
FY'09

10.3% Expansion of Accumulated Deficit

- HIGHEST ACCUMULATED DEFICIT IN COMPANY HISTORY

$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
($60,000)
($70,000)
FY'05
FY'06
FY'07
FY'08
FY'09
Q1'10

6

Dialectic Capital Management

FIVE YEARS OF VALUE DESTRUCTION

- **DEFINING CMD's PEER GROUP:**
  - ON Semiconductor (ONNN)
    - Standard Products group includes ESD protection devices and generates 25% of ONNN's total revenues
    - Major overlap between CMD's business and ONNN's Standard Products group: Motorola, Sony-Ericsson, LG
  - Semtech (SMTC)
    - Standard Semiconductor Products group is largely composed of protection products
    - Protection products account for 52% of SMTC's revenues
    - Major overlap between CMD's business and SMTC's: Motorola, Samsung, Sony-Ericsson, LG

CMD HAS SYSTEMATICALLY UNDERPERFORMED THE RELEVANT PEER GROUP

5-year financial performance

5-yr Revenue CAGR	5-yr EBITDA Growth	5-yr Avg ROIC	5-yr Stock Performance
ON Semi: 14.0%	ON Semi: +63.7%	ON Semi: 15.5%	ON Semi: 150.0%
Semtech: 9.0%	Semtech: -30.2%	Semtech: 6.8%	Semtech -1.3%
CAMD: 0.2%	CAMD: -145.6%	CAMD: 2.3%	CAMD: 49.9%

7

Dialectic Capital Management

FIVE YEARS OF VALUE DESTRUCTION

June Quarter Sequential Revenue Growth

SMTC
ONNN
CAMD
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%

Trailing Twelve Month Revenue Growth

SMTC
ONNN
CAMD
-30.0%
-25.0%
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%

Trailing Twelve Month Gross Margin

SMTC
ONNN
CAMD
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%

Trailing Twelve Month Operating Margin

SMTC
ONNN
CAMD
-30.0%
-25.0%
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%

8

Dialectic Capital Management

FIVE YEARS OF VALUE DESTRUCTION

Worst 5 year stock return of the relevant peer group

NasdaqGS:ONNN - Share Pricing
NasdaqGS:SMTC - Share Pricing
NasdaqGM:CAMO - Share Pricing
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%

Worst 3 year stock return of the relevant peer group

NasdaqGS:ONNN - Share Pricing
NasdaqGS:SMTC - Share Pricing
NasdaqGM:CAMO - Share Pricing
240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
Sep
2007
May
Sep
2008
May
Sep
2009
May

9

Dialectic Capital Management

NO CLEAR STRATEGIC DIRECTION

- Management has repeatedly emphasized CMD's focus on the high growth handset market. However, despite its reliance on this market, CMD's business has shrunk in the last four years

CMD Revenues vs. Handset Market Growth
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
CY02
CY03
CY04
CY05
CY06
CY07
CY08
CMD Revenues
Handset Market Growth

- The serial display controller opportunity was the company's single biggest product development in years
  - "We're expecting very strong growth sequentially for display controller revenue in Q2, and I would say it's going to be 2 to 3 X sequentially." Robert Dickinson – CMD President and CEO (Q1 2009 Conference Call)
  - "Revenue from our display controller products has not lived up to our expectations. While there are significant new opportunities, they are unlikely to materialize soon enough to justify continued investment ..." Robert Dickinson – CMD President and CEO (Q1 2010 Conference Call)
- Management has no history of successfully acquiring and integrating businesses and has issued contradictory statements about its need to preserve cash while simultaneously pursuing acquisitions
- CMD has achieved very little traction in HB LED even as other suppliers to that end market have experienced significant growth

10

Dialectic Capital Management

MISALIGNED INTERESTS HAVE LED TO THE PURSUIT OF SHORT-SIGHTED STRATEGIES

- The Board and Management's "ownership" interest in the company is concentrated in 2,900,000 stock options that are under-water
- DCM believes that the Board and Management's massive position in options is promoting a short-sighted, high risk operating strategy focused on driving temporary volatility in earnings
- The gap between Board and shareholder interests needs to be addressed by shareholder representation on the Board

NasdaqGM:CAMD - Share Pricing
18
16
14
12
10
8
6
4
2
0
2003
Jul
2004
Jul
2005
Jul
2006
Jul
2007
Jul
2008
Jul
2009
Jul

Round-trip #1 – CAMD stock is down 78% from the average insider sale price during cluster of option exercises

Round-trip #2: CAMD stock is down 67% from the average insider sale price during cluster of option exercises

"You ought to put a shareholder on the Board who actually owns some stock, and who carries that shareholder value, or use the Board fees to buy back some stock. Because you've got a lot of guys on this Board who don't own any stock. And we're just concerned that no one is here who is acting like a shareholder[...] but there's a difference between buying stock and getting an option"

-- Institutional shareholder comment from July 22, 2008 conference call

11

Dialectic Capital Management

THE BOARD IS NOT HOLDING MANAGEMENT ACCOUNTABLE

c.md california micro devices

FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 1H Annualized

CMD is in its <u>Fiscal Second Quarter of 2010</u>. However, in its solicitation materials, Management is misleading investors by annualizing CMD revenues for the first half of 2009 and concealing a full year of deplorable operating results

We ask: Is this type of misinformation indicative of an accountable Board & Management team?

- <u>MISLEADING STATEMENT</u>: "We are a supplier to all 5 of the top mobile handset manufacturers"

  <u>ACCURATE REPRESENTATION</u>: CMD booked approximately $4 million in handset protection revenue in the June quarter, equating to an average of at most $800 thousand per customer

  We ask: How can the Board be content with an average of $800 thousand in quarterly revenue per major handset customer after 10 years in the market?

- <u>MISLEADING STATEMENT</u>: "We are gaining market share in the protection market"

  <u>ACCURATE REPRESENTATION</u>: CMD's protection revenue declined 53% year-over-year in the June quarter. For the company to have gained meaningful share, the entire market would have had to contract well in excess of 53%. However that is clearly not the case, as even Management continues to state its TAM at $900 million in its solicitation materials.

  We ask: Are unsubstantiated claims indicative of an accountable Board and Management team?

12

Dialectic Capital Management

THE BOARD IS NOT ACTING IN SHAREHOLDERS' BEST INTERESTS

The Board is rewarding Management for the company's poor performance

- The Board increased the frequency of Management bonuses to quarterly from yearly
- Bonuses are now significantly at the discretion of the Board rather than being based solely on objective financial targets
- Awarded 325,000 options in each of fiscal 2008 and 2009 in spite of dismal operating results
- Recently doubled the length of time that the CFO and VP's are entitled to severance pay

The Board has acted to entrench itself

- Poor corporate governance denounced by CMD's two largest shareholders
- Deprived shareholders of ability to call special meetings
- Adopted poison pill without a shareholder vote and redeemed it in the final days of the election contest in an attempt to win the vote of largest shareholder
- Relied on embattled CEO as only communication channel between investors and independent directors

13

Dialectic Capital Management

CURRENT BOARD COMPOSITION IS INADEQUATE TO ADDRESS CMD's CHALLENGES

- **No meaningful stock ownership – 88,000 shares total**
- **Prior to the reactionary addition of Jon Castor:**
  - The average tenure of Board members was 9.5 years
  - Two directors have a combined tenure of over 30 years
  - No change in the Board composition since 2003
  - Four of the five independent directors are either retired or consultants
- **Chairman Meyercord is on every Board committee**
- **John Sprague and Wade Meyercord were on the Board during accounting scandal involving prior CMD Management**
- **Directors have earned over $1.5 million in compensation over the last 5 years**
  - Incumbents resisted DCM's offer to serve on the Board without any compensation
  - During the same period shareholders lost $65 million in value

Targeted Directors

Director	Age	Tenure	Share Ownership	Occupation
Wade Meyercord	68	17 years	31,450	Compensation consultant
John Sprague	79	15 years	8,000	Consultant in unidentified field
David Sear	64	6 years	2,000	Consultant in unidentified field
Edward Ross	67	7 years	3,500	Retired
David Wittrock	55	6 years	10,000	Tax Consultant
Jon Castor	57	N/A	0	Private Investor
Robert Dickinson	67	8 years	22,000	CMD CEO

14

Dialectic Capital Management

CURRENT BOARD COMPOSITION IS INADEQUATE TO ADDRESS CMD's CHALLENGES

PRESSING CHALLENGES FACED BY CMD

- In need of immediate turnaround
- Never grew out of its over-reliance on a single customer and product line
- No clear strategic direction
- No compelling product innovation since CSPs were introduced 10 years ago by the prior management team
- Uninvested Board

PRIMARY AREA OF EXPERTISE OF TARGETED DIRECTORS

- Management compensation (Meyercord)
- Electronics distribution (Sprague)
- Management of technology start-ups (Sear)

15

Dialectic Capital Management

CURRENT COMPOSITION DOES NOT ADDRESS CMD's CHALLENGES

Wade Meyercord	-CMD stock is down 70% during 17 year term; -As Compensation Committee chair orchestrated a 1-for-1 (non-value based) option exchange for Endwave (ENWV) <u>WITHOUT SHAREHOLDER VOTE;</u> -74% decline in stock price of ENWV during directorship; company's revenues have declined consistently since 2006 -70% decline in stock price of Magma Design Automation (LAVA) during directorship -30% decline in stock price of Atmel (ATML) during directorship -Served as consultant to competitor, ON Semiconductor (ONNN), while on the Board of CMD
John Sprague	-CMD stock is down 60% during current 13 year term; -Served under two separate terms -Only other public company board was Sipex, a struggling semiconductor company that repeatedly flirted with bankruptcy
David Sear	-CMD stock is down 62% during 6 year term; -Only other public company directorship is on the board of a penny stock company with LTM revenues of $2,000

16

Dialectic Capital Management

IN CONTRAST, DCM NOMINEES HAVE HIGHLY RELEVANT EXPERIENCE

CAPABIILTY AND ACCOUNTABILITY

- In need of immediate turnaround → Gullard is a turnaround professional with operations experience; Potashner turned around MXWL while increasing its market cap 700% during tenure as CEO and Chairman
- Over-reliance on single customer/product → Gullard faced same issue at Celeritek, which was a semiconductor company with one major customer: Motorola; Gullard worked with management to identify strategy to return to profitability and set timetable
- No clear strategic direction → Potashner led the transformation of MXWL from a defense centric to commercial player and re-profiled S3 from a struggling graphics chip manufacturer to a provider of digital products
- No compelling product innovation → Potashner oversaw the rollout of several new successful products at MXWL; Fichthorn has spent 15 years as technology analyst and investor
- Uninvested Board → Fichthorn has an 8.8% interest in the company

17

Dialectic Capital Management

IN CONTRAST, DCM NOMINEES HAVE HIGHLY RELEVANT EXPERIENCE

John Fichthorn *Shareholder Representative*	-Highly incentivized to see value of CMD maximized by virtue of 8.8% ownership -Successful technology investor and analyst for 15 years -Corporate governance focused -Dialectic has generated average annual returns of 9.63% and 15.36%, respectively, since inception of its two funds in 8/2003 and 11/2004
J. Michael Gullard *Restructuring/Operator Expertise*	-Turnaround professional -Significant experience building consensus between incumbent boards and activist investors -Celeritek (CLTK) experience is highly relevant: CLTK was a commodity supplier of semiconductors with one major customer - Motorola -Transmeta directorship culminated with the sale of the company at a significant premium
Ken Potashner *Technology Strategist*	-20 years of operational experience in technology industry, including substantial Asian and European experience in manufacturing and marketing -Extensive M&A experience in both CEO and Board capacities -700% increase in market value of Maxwell Technologies during tenure as CEO and Chairman -Re-profiled S3, a struggling graphics chip manufacturer -Proven track record in cost management and streamlining processes

18

Dialectic Capital Management

DCM's AGENDA HAS BEEN CONSISTENT THROUGHOUT

- Objectively review all strategic alternatives with one mandate: MAXIMIZE SHAREHOLDER VALUE
  - Closely review Management's go-forward operating plan, particularly in the protection business
  - Closely review existing and planned capital investment projects
  - Closely review capital allocation strategy
  - Closely review potential strategic transactions
- Return a sense of accountability and urgency to the Boardroom
- Bring a fresh perspective and financial/operational expertise
- Ensure that shareholder interests are properly represented

19

Dialectic Capital Management